SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant To Section 13 or 15(b) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported)
                                 October 3, 2003

                                   WICKES INC.
             (Exact Name of Registrant as Specified in its Charter)

Delaware                                    1-14967                  36-3554758
(State or Other Jurisdiction of       (Commission File Number)    (IRS Employer)
 Incorporation) Identification No.)

706 N. Deerpath Drive, Vernon Hills, Illinois                           60061
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code (847) 367-3400

Item 5.  Other Event and Required FD Disclosure

     A copy of a press release issued by the Company on October 3, 2003 announcing that Imagine Investments, Inc. has agreed to provide $10.5 million of financing to enable the Company to make a cash tender offer for its Senior Subordinated Notes due December 15, 2003 is attached as Exhibit 99 to this Current Report on Form 8-k and is incorporated herein.


Exhibit Number                              Description
--------------                              ------------
99                                          Press release dated October 3, 2003


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 3, 2003                      Wickes, Inc.

                                            /s/:James A. Hopwood
                                            --------------------
                                            James A. Hopwood
                                            Senior Vice President &
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------
99                         Press release dated October 03, 2003